Trustmark
Banking and Financial Solutions

Annual Meeting of Shareholders

Jackson, Mississippi
May 7, 2013



Memphis
Jackson
Montgomery
Mobile
Destin
Houston

Building a Premier Regional Financial Services Organization

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U.S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, the ability to maintain relationships with customers, employees or suppliers as well as the ability to successfully integrate the business and realize cost savings and any other synergies from the BancTrust merger as well as the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

At December 31, 2012	
Total Assets	$9.8 billion
Total Loans (HFI & Acquired)	$5.7 billion
Total Deposits	$7.9 billion
Market Cap	$1.5 billion
Banking Centers	170

Financial Results	2010	2011	2012
Net Income ($millions)	$100.6	$106.8	$117.3
EPS – Diluted	$1.57	$1.66	$1.81
Dividends per Share	$0.92	$0.92	$0.92
ROATCE	12.31%	12.25%	12.55%
ROAA	1.08%	1.11%	1.20%


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Investment Thesis

- ✓ Proven ability to achieve superior profitability
- ✓ Effective credit risk management program
- ✓ Diversified business mix in attractive markets
- ✓ Significant opportunities for profitable growth
- ✓ Committed to enhancing long-term shareholder value

Proven Ability to Achieve Superior Profitability

ROAA 2012



1.20%
1.14%
1.13%
0.92%
0.80%
0.65%
0.63%
TRMK
CFR
STI
RF
HBHC
BXS
IBKC
FHN
-0.07%

Average ROAA 2008 - 2012



1.24%
1.08%
0.97%
0.80%
0.53%
0.24%
CFR
TRMK
IBKC
HBHC
BXS
STI
FHN
-0.14%
RF
-0.86%

ROATCE 2012



14.47%
13.11%
12.55%
11.77%
10.94%
7.68%
7.21%
STI
CFR
TRMK
RF
HBHC
BXS
IBKC
FHN
-1.17%

Source: SNL Financial and company reports

Average ROATCE 2008 - 2012



15.14%
12.82%
12.57%
10.01%
7.38%
2.95%
CFR
IBKC
TRMK
HBHC
BXS
STI
FHN
-4.35%
RF
-7.99%

Trustmark
Banking and Financial Solutions

…Driven by Strong Net Interest Margin and Efficiency Ratio

Net Interest Margin (1) 2012



4.48%
4.09%
3.61%
3.57%
3.51%
3.40%
3.13%
3.11%
HBHC
TRMK
IBKC
BXS
CFR
STI
FHN
RF

Average Net Interest Margin(1) 2008 - 2012



4.20%
4.04%
4.04%
3.70%
3.29%
3.28%
3.11%
2.98%
TRMK
CFR
HBHC
BXS
STI
IBKC
FHN
RF

Efficiency Ratio(2) 2012



59.68%
61.70%
62.17%
63.20%
70.76%
71.64%
73.35%
100.44%
CFR
RF
TRMK
HBHC
STI
BXS
IBKC
FHN

Average Efficiency Ratio(2) 2008 - 2012



57.79%
58.88%
59.61%
63.07%
66.80%
69.34%
70.17%
76.52%
TRMK
CFR
RF
HBHC
BXS
STI
IBKC
FHN

Source: SNL Financial and company reports
(1) Net interest income, on a fully taxable-equivalent basis if available, as a percentage of average earning assets
(2) Efficiency ratio calculated as noninterest expense before foreclosed property expense amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Trustmark
Banking and Financial Solutions

Effective Credit Risk Management

	Quarter Ended					
	12/2011	3/2012	6/2012	9/2012	12/2012	YOY Change
Nonaccrual Loans	$110.5	$105.7	$99.7	$80.7	$82.4	-25.4%
Other Real Estate	$79.1	$75.7	$73.7	$82.5	$78.2	-1.1%
Nonperforming Assets	$189.5	$181.5	$173.4	$163.1	$160.6	-15.3%
Nonperforming Assets/Total Loans (incl LHFS) + ORE	3.08%	2.99%	2.88%	2.75%	2.71%	-37 bps
Provision for Loan Losses/Average Loans	0.40%	0.22%	0.04%	0.23%	-0.04%	-44 bps
Net Charge-offs/Average Loans	0.40%	0.13%	0.46%	0.31%	0.29%	-11 bps

Continued improvement in credit quality

(at December 31, 2012):

- Nonperforming assets totaled $160.6 million
  - lowest level since year end 2008
  - a 37.5% decline from the peak of $256.7 million at March 31, 2010
- Classified loans decreased $61.5 million, or 19.5%, from levels one year earlier
- Criticized loans decreased $71.9 million, or 18.0%, from levels one year earlier

Source: SNL Financial and company reports
Note: All Trustmark ratios represented herein exclude acquired loans and covered other real estate.

2012 NCOs/Average Loans


0.07%
0.19%
0.30%
0.51%
0.67%
1.12%
1.33%
1.35%
IBKC
CFR
TRMK
HBHC
BXS
FHN
STI
RF

Trustmark
Banking and Financial Solutions

Strong Capital Base

- ✓ Capital base reflects profitability through the cycle
- ✓ Capital Utilization:
  - Support organic growth
  - Acquisitions to create additional growth opportunities
  - Cash dividends



2012 Peer TCE/TA (%)
10.28%
8.83%
8.77%
8.67%
8.60%
8.30%
8.21%
8.11%
TRMK
BXS
HBHC
IBKC
RF
CFR
STI
FHN



2012 Peer Total Risk-Based Capital Ratio
17.22%
15.94%
15.38%
15.11%
15.03%
14.28%
14.19%
13.48%
TRMK
FHN
RF
CFR
BXS
HBHC
IBKC
STI

Source: SNL Financial and company reports

Diversified Business Mix in Attractive Markets

December 31, 2012 YTD



Total Revenue $516
$ in millions
Commercial and Real Estate, $61
12%
Wealth Management, $29
6%
Insurance, $28
5%
Mortgage, $69
13%
Treasury & Other, $13
3%
Central MS, $118
23%
MS Community Banks, $110
21%
Florida, $27
5%
Texas, $41
8%
Tennessee, $20
4%



Total Noninterest Income $175
$ in millions
General Banking, $31
18%
Wealth Management, $25
14%
Insurance, $28
16%
Mortgage, $41
23%
Service Charges, $50
29%

Fee Income to Total Revenue 33.9%

Significant Opportunities for Profitable Growth
BancTrust Merger

- ✓ Transaction completed February 15, 2013
- ✓ 3rd largest bank headquartered in Alabama
- ✓ As of March 31, 2013
  - $949.3 million in loans
  - $1.7 billion in deposits
  - 40 offices in Alabama, 9 offices in Florida Panhandle
- ✓ Strong market share and solid customer relationships
- ✓ Provides entry to 15+ Alabama markets, including Mobile, Montgomery and Selma; enhances Trustmark's existing franchise in Florida Panhandle
- ✓ Significant opportunity to generate additional revenue and leverage Trustmark's operating platform
- ✓ Ability to deliver Trustmark's full suite of banking, mortgage banking, wealth management and insurance services to new markets
- ✓ Completed successful conversion of banking systems



Memphis
Jackson
Montgomery
Mobile
Destin

• Trustmark – Legacy Locations • Trustmark – Newly Acquired Locations (formerly BancTrust Financial Group, Inc.)

Trustmark
Banking and Financial Solutions

Financial Results – 1st Quarter 2013

At March 31, 2013:	
Total Assets	$11.9 billion
Total Loans (HFI & Acquired)	$6.5 billion
Total Deposits	$9.9 billion
Market Cap	$1.7 billion
Banking Centers	220

Reported:	3-31-13 YTD
Net Income	$24.9 million
EPS – Diluted	$0.38
Dividends per Share	$0.23
ROATCE	10.82%
ROAA	0.93%
Tangible Common Equity to Tangible Assets	8.20%
Total Risk-Based Capital Ratio	14.36%
Excluding non-routine merger expense:	
Net Income	$30.6 million
EPS - Diluted	$0.46

Includes $2.0 million net income contribution (excluding non-routine merger expense) from BancTrust since 2-15-13


Trustmark

Trustmark
Banking and Financial Solutions

Diversified Loan Portfolio

- ✓ Loan portfolio has transitioned through economic cycle
- ✓ In low rate, competitive environment not all loan growth improves profitability
- ✓ Remain disciplined in credit process and pricing
- ✓ Capacity, ability and desire to increase exposure to certain asset classes as market opportunities become available

Total Loans at March 31, 2013 - $6,525
(HFI and Acquired) ($ in millions)

By Type



Construction, land Development and other land loans, $628
Consumer loans, $193
Other real estate secured, $210
Secured by 1-4 family residential properties, $1,604
Other loans, $705
10%
3%
3%
11%
25%
22%
27%
Commercial and industrial loans, $1,443
Secured by nonfarm, nonresidential properties, $1,743

By Region



Tennessee (Memphis, TN and Northern MS Regions), $500,077
Texas, $834,090
8%
13%
Mississippi (Central and Southern Regions), $3,844,913
59%
13%
Alabama, $849,451
8%
Florida, $496,581

Trustmark Banking and Financial Solutions

Attractive, Low-Cost Deposit Base

Trustmark Deposit Trends



$6,824
$7,188
$7,045
$7,566
$7,897
$9,909
22%
23%
23%
27%
29%
26%
2008
2009
2010
2011
2012
1Q - 13
Interest-Bearing
Noninterest Bearing

Cost of Interest-Bearing Deposits 1Q-2013



0.14%
0.26%
0.27%
0.30%
0.35%
0.38%
0.47%
0.54%
CFR
RF
HBHC
TRMK
STI
FHN
IBKC
BXS

Source: SNL Financial and company reports

Total Deposits at March 31, 2013 - $9,909

($ in millions)

By Type



Time Deposits, $2,493
25%
Non-Int Bearing DDA, $2,534
26%
Savings, $611
6%
15%
28%
MMDA, $1,454
Interest checking, $2,817

By Region



Tennessee, $678,749
7%
Texas, $422,677
4%
Mississippi, $6,738,687
68%
Alabama, $1,513,508
15%
6%
Florida, $605,929

Trustmark
Banking and Financial Solutions

Strategic Priorities to Enhance Shareholder Value

- ✓ Create and expand customer relationships
- ✓ Optimize delivery of products and services
- ✓ Streamline processes to increase productivity and efficiency
- ✓ Manage risks effectively
- ✓ Proactively manage balance sheet

Community Involvement

Leadership by Example

- Trustmark makes significant investments, in excess of $2.5 million annually, to support the arts, economic development, education, health and social services in the communities we serve.

- Trustmark participates in more than 100 nonprofit programs designed to strengthen our communities, representing more than 30,000 hours of volunteer time annually by our associates.

- Trustmark associates taught more than 200 classes in financial literacy and home buyer's education in 2012.

- Trustmark supports 43 Adopt-A-School programs including the longest-running partnership program (32 years) in the Jackson, Mississippi Public School System.


Boys & Girls Club
LINCOLN COUN


OAK PARK ELEMENTARY
Adopted By
TRUSTMARK NATIONAL BANK
OCTOBER 1990
"Take Pride"

Trustmark
Banking and Financial Solutions

Trustmark
Banking and Financial Solutions

Annual Meeting of Shareholders
Jackson, Mississippi
May 7, 2013


Memphis
Jackson
Montgomery
Mobile
Destin
Houston

Building a Premier Regional Financial Services Organization